Dated THE 3RD DAY OF MARCH 1995








                                   INSTRUMENT



                                     Between




                            IAN WALTER STANLEY STRANG

                                       and



                              RICHARD JOHN PIROUET


                                       and



                          CLIVE AUBREY CHARLES CHAPLIN





                               Michael Voisin & Co
                             Advocates & Solicitors
                           P.0. Box 31 . Templar House
                       Don Road, St. Helier, Jersey, C.I.


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THIS INSTRUMENT OF RETIREMENT is made the 3rd day of March 1995

BETWEEN IAN WALTER STANLEY STRANG of P. O. Box 31, Templar House, Don Road, St. Helier, Jersey (the "Retiring Trustee") of the first part, RICHARD JOHN PIROUET of Le Gallais Chambers, 54 Bath Street, St. Helier, Jersey and CLIVE AUBREY CHARLES CHAPLIN (" the Continuing Trustees") of the second part

WHEREAS:-

A.   This Deed is supplemental to:-

     (i) a settlement dated the Sixteenth day of February One thousand nine hundred and ninety and known as the Berkeley Govett & Company Limited 1990 Employee Share Option Trust.

     (ii) a Deed dated Fourteenth April One thousand nine hundred and ninety-two made by John Gerald Patrick Wheeler and Ian Walter Stanley Strang (" the Original Trustees") resolving to change the name of the Settlement to THE GOVETT & COMPANY 1990 EMPLOYEE SHARE OPTION TRUST.

     (iii)an Instrument dated the Eighteenth day of March One thousand nine hundred and ninety-four between John Gerald Patrick Wheeler, Ian Walter Stanley Strang and Richard John Pirouet whereby John Gerald Patrick Wheeler retired as Trustee and Richard John Pirouet was
          appointed   as  a  new   Trustee.

     (iv) an Instrument dated the Twenty-seventh day of September One thousand nine hundred and ninety-four between Ian Walter Stanley Strang, Richard John Pirouet and Clive Aubrey Charles Chaplin whereby Clive Aubrey Charles Chaplin was appointed as a new Trustee.

B. Pursuant to Clause 6 of the Settlement the Retiring Trustee wishes to resign as a Trustee of the Settlement.

C.   The Retiring Trustee is presently a joint Trustee of the Settlement.

D. The Retiring Trustee wishes to be discharged from the trusts of the Settlement upon being indemnified as follows.

E. The property, at present subject to the trusts of the Settlement, is specified in the schedule hereto and it is intended that as soon as may be after the execution of this Instrument the said property shall be transferred into the names of or under the control of the Continuing Trustees.


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                                       -2-


NOW THIS DEED WITNESSETH as follows:

1. Unless the context otherwise required words and expressions used herein and defined in the Settlement shall have the same meanings herein as are ascribed to them in the Settlement.

2.   The Retiring Trustee hereby resigns the Trusteeship of the Settlement.

3. The Retiring Trustee hereby retires from the trusts of the Settlement and is hereby discharged from the same.

4. It is HEREBY AGREED AND DECLARED that such appointment and retirement shall take immediate effect and that the property now subject to the Settlement, and all rights, powers, interest and entitlements of the Retiring Trustee arising under the Settlement, shall immediately vest in the Continuing Trustees.

5. The Continuing Trustees HEREBY COVENANT with the Retiring Trustee at all times hereafter to keep the Retiring Trustee fully and effectually indemnified and held harmless against all actions, proceedings, accounts, claims and demands (and costs and expenses in connection therewith) which may be brought or made against the Retiring Trustee whether by any Beneficiary of the Settlement, any other party interested under the Settlement or any third party, arising out of any act or omission of the Retiring Trustee in connection with the trusts of the Settlement or in any other way relating to the Settlement or to the assets comprised therein from time to time including any taxes, duties or other fiscal liabilities payable in any part of the world on, or in, respect of the assets comprising the Trust Fund and whether in respect of a period or event falling wholly or partly prior to the date hereof and whether the same shall be enforceable in law against the Retiring Trustee or not PROVIDED ALWAYS THAT:
     (i) the indemnity herein contained shall not extend to any liabilities of the Retiring Trustee arising from any fraud, wilful neglect or default or gross negligence on the part of the Retiring Trustee;
     (ii) the Retiring Trustee shall only able to enforce the indemnity herein given against the assets (or the value produced by a subsequent disposition thereof)contained in the Trust Fund at the time a claim is made hereunder.


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                                       -3-


5. The Retiring Trustee shall notify the Continuing Trustees of any actions, proceedings, accounts, claims or demands which may be brought, or made against, the Retiring Trustee in respect of which the Retiring Trustee may be entitled to an indemnity hereunder as soon as possible after becoming aware of any such actions as aforesaid and the Retiring Trustee shall make no admission of liability of any sort nor give any undertaking, offer or promise in respect thereof, nor make any payment in respect thereof, nor enter into any correspondence or negotiations in respect thereof, nor incur any legal expenses in connection therewith without the prior written consent of the Continuing Trustees which shall be entitled, if they so desire, to take over and conduct the defence of any such actions as aforesaid.

4. This Deed shall be governed by and construed in accordance with the laws of Jersey, Channel Islands, and the parties agree to submit to the non-exclusive jurisdiction in the Courts of Jersey, Channel Islands in connection therewith.


IN WITNESS WHEREOF the parties have hereunto entered into this Instrument the day and year first above written.


                                  THE SCHEDULE


            13,730,707 Ordinary 5c Shares in Govett & Company Limited



SIGNED BY the said
IAN WALTER STANLEY STRANG
/s/ I. Strang

in the presence of:






SIGNED BY the said
RICHARD JOHN PIROUET
/s/ R. Pirouet

in the presence of:


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                                       -4-




SIGNED BY the said
CLIVE AUBREY CHARLES CHAPLIN
/s/ C. Chaplin

in the presence of: